COLLEGE RETIREMENT EQUITIES FUND
(CREF)

SUPPLEMENT NO. 1
Dated December 18, 2009
to the May 1, 2009 Prospectus

CREF EXPENSE DEDUCTIONS

Please be advised that the actual expenses incurred or anticipated to be incurred by each CREF Account from May 1, 2009 through April 30, 2010 are lower than previous estimates for this period, as stated in CREF’s May 1, 2009 prospectus. These lower expenses will result in lower annual expense ratios for all the CREF Accounts, and are due to market appreciation, resulting in an increase in assets for most of the CREF Accounts, as well as a successful effort to reduce CREF’s operating costs.

In accordance with CREF’s “at cost” expense structure, the amounts deducted on a daily basis from each CREF Account are based on estimated expenses as of May 1, 2009 and, as described in the Prospectus, any differences between these estimates and the actual expenses during a quarter are adjusted during the subsequent quarter to reflect actual costs. In addition, in accordance with generally accepted accounting principles, material differences between estimated and current expenses may be repaid during the current quarter. CREF has utilized both subsequent and current quarter adjustments during the stated period to keep deducted expenses based on estimates and actual expenses aligned.

Due to these changes in the CREF Accounts’ expenses, the revised estimates for the estimated expenses in the “Annual Expense Deductions from Net Assets” section of the “Annual Expense Deduction” table on page 6 of the Prospectus should be as follows in the chart below.

ESTIMATED ANNUAL EXPENSE DEDUCTIONS

	Stock	Global Equities	Growth	Equity Index	Bond Market	Inflation- Linked Bond	Social Choice	Money Market
Estimated Annual Expense Deductions from Net Assets (as a percentage of average net assets)
Investment Advisory Expenses	0.125%	0.150%	0.105%	0.060%	0.095%	0.090%	0.080%	0.055%
Administrative Expenses	0.270%	0.270%	0.270%	0.270%	0.270%	0.270%	0.270%	0.270%
Distribution Expenses (12b-1)	0.085%	0.085%	0.085%	0.085%	0.085%	0.085%	0.085%	0.085%
Mortality and Expense
Risk Charges	0.005%	0.005%	0.005%	0.005%	0.005%	0.005%	0.005%	0.005%
Acquired Fund Fees and
Expenses*	0.000%	0.000%	0.000%	0.000%	0.000%	0.000%	0.000%	0.000%

Total Annual Expense
Deductions	0.485%	0.510%	0.465%	0.420%	0.455%	0.450%	0.440%	0.415%

*	“Acquired Fund Fees and Expenses” are an Account’s proportionate amount of the expenses of other investment vehicles in which it invests. These expenses are not paid directly by participants. Instead, participants bear these expenses indirectly because they reduce the performance of the investment vehicles in which the Accounts invest.

Additionally, due to changes in the CREF Accounts’ estimated expenses, the expense example chart at the bottom of page 6 of the Prospectus should be replaced by the following chart:

	Stock	Global Equities	Growth	Equity Index	Bond Market	Inflation- Linked Bond	Social Choice	Money Market

1 Year	$5	$5	$5	$4	$5	$5	$5	$4
3 Years	$16	$16	$15	$13	$15	$14	$14	$13
5 Years	$27	$29	$26	$24	$25	$25	$25	$23
10 Years	$61	$64	$59	$53	$57	$57	$55	$52

A11923 (12/09)